 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2015 (September 14, 2015)

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way Loudon, Tennessee 37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)
(865) 458-5478
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
(a) Dismissal of Independent Registered Public Accountant
Malibu Boats, Inc. (the "Company") has dismissed McGladrey LLP ("McGladrey"), an independent registered public accounting firm, as its principal accountant. The decision to dismiss McGladrey was effective September 14, 2015, after being recommended by the Company's audit committee and approved by the Company's board of directors (the "Board").
The reports of McGladrey on the Company's consolidated financial statements for the fiscal years ended June 30, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's fiscal years ended June 30, 2015 and 2014, and the interim period from July 1, 2015, through and including September 14, 2015, the date of McGladrey's dismissal, (i) the Company had no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for such years or any subsequent interim period through the date of dismissal, and (ii) there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided McGladrey with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of McGladrey's letter, dated September 18, 2015, is attached as Exhibit 16.1 to this Form 8-K.
(b) Newly Appointed Independent Registered Public Accountant
On September 14, 2015, following the recommendation of the Company's audit committee, the Board approved the engagement of KPMG LLP ("KPMG") as the new independent registered public accounting firm for Malibu Boats, Inc., as its principal accountant to perform independent audit services beginning with the fiscal year ending June 30, 2016. During the Company's fiscal years ended June 30, 2015 and 2014 and the interim period from July 1, 2015, through and including September 14, 2015, the date of KPMG's engagement, neither the Company, nor anyone acting on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, in any case where a written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instrucitons) or any "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).
The Company's stockholders entitled to vote at its Annual Meeting of Stockholders to be held in October of this year will be asked to ratify the selection of KPMG as its principal accountant for the fiscal year ending June 30, 2016.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits
The following exhibit is being furnished as part of this report:

Exhibit No.	Description

Exhibit 16.1	Letter from McGladrey LLP, dated September 18, 2015, to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Malibu Boats, Inc.

Date: September 18, 2015	/s/ Jack Springer
Jack Springer
Chief Executive Officer